Exhibit 99.1

For Immediate Release

Media Contact: Meieli Sawyer

(305) 668-0070

msawyer@weinbachgroup.com

MEDYTOX SOLUTIONS, INC. NAMES JASON P. ADAMS AS NEW CHIEF FINANCIAL OFFICER

Multi-Industry Financial Leader Brings Budgeting, Forecasting, And Accounting

Expertise To Company

WEST PALM BEACH, FL – September 17, 2015 – Medytox Solutions, Inc. announces the appointment of Jason P. Adams to the position of Chief Financial Officer. Mr. Adams will lead Medytox’s finance department in integrating financial and operating systems, expanding business partnerships, and improving profitability.

Previously, Mr. Adams served as CFO of West Central Behavioral Health (WCBH), where he focused his efforts on managed care compliance, preparing the organization for payment reform and improving overall margins. During his time at WCBH, he restructured the organization’s credit facility to release more than half of its collateral, while also saving more than 15 percent on annual interest expense. In addition, Mr. Adams implemented a new practice management system in five locations while spearheading a plan leading to accelerated claims collection, reducing receivables by one third. Prior to his position at WCBH, he held similar positions at Alico, Inc. and the Source Interlink Companies, Inc., where he managed accounting, SEC reporting, budgeting, and forecasting, while collaborating with multiple departments on investment opportunities and partnerships.

Plaza 57 • 7301 Southwest 57th Court • Suite 550 • Miami, FL 33143 • (305) 668-0070 • Fax: (305) 668-3029 • www.weinbachgroup.com

“Mr. Adams has a track record of improving core financial efficiencies which combined with direct experience in the sector which accounts for a substantial portion of our operations adds further capability and leadership strength to our financial team,” said Seamus Lagan, CEO of Medytox Solutions, Inc. “His addition to our team will ensure that we execute our short and longer term strategic goals, while continuing to meet the financial reporting needs for our growing group of Companies.”

Mr. Adams has extensive experience monitoring the regulatory environment to ensure compliance at all levels. His strategic models have been used in acquisitions, corporate debt ratings, contract negotiations, and company buyouts.

“Growing companies like Medytox Solutions are professionally challenging and rewarding,” added Mr. Adams. “It’s exciting to begin working with a company as it widens its reach, forges partnerships, and opens new facilities.”

Mr. Adams lives in Wellington, FL. He holds a degree in accounting from Castleton University and a CPA designation from the State of Colorado.

About Medytox Solutions, Inc.: Medytox Solutions, Inc. (OTCQB: MMMS) represents a new generation in healthcare – where integration leads to higher quality, better outcomes, and greater profitability. Today, Medytox applies its innovative approach to a growing family of companies that includes health IT and analytics, electronic health records software, medical billing, health-sector financing, and a large network of clinical laboratories serving healthcare and mental health providers.

Safe Harbor Statement

This press release contains certain forward-looking information about Medytox Solutions, Inc. that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “guidance”, “expect”, “will”, “may”, “anticipate”, “plan”, “estimate”, “project”, “intend”, “should”, “can”, “likely”, “could”, and similar expressions are intended to identify forward looking statements. These statements include statements about our plans, strategies and prospects. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot assure you that the expectations will prove to be correct. Important factors that could cause our actual results or performance to differ materially from the forward-looking statements include those set forth in the “Risk Factors” section of our most recent annual report on Form 10-K and in our other filings with the Securities and Exchange Commission, which filings are available on www.sec.gov. You should not place undue reliance on these forward-looking statements, which speak only as of the date such statements are made. Except to the extent required by applicable law or regulation, we undertake no obligation to update or publish revised forward-looking statements to reflect events or circumstances after such date or to reflect the occurrence of unanticipated events.

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